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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 12, 2004



                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                  13-3895178
     (State or other jurisdiction                      (I.R.S. Employer
           of incorporation)                        Identification Number)

                                     0-28271
                            (Commission File Number)


       462 Broadway, 6th Floor, New York, New York                10013
        (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 219-8555
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibit.

         (c) Exhibit

         99.1 Press Release dated August 12, 2004 regarding The Knot's announcement of its financial results as of and for the quarter ended June 30, 2004.



Item 12. Results of Operations and Financial Condition

     On August 12, 2004, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter ended June 30, 2004. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including
Exhibit 99.1 hereto) that is furnished pursuant to this Item 12 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of The Knot, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE KNOT, INC.
                                                   (Registrant)
Date: August 12, 2004

                                                   By: /s/ Richard Szefc
                                                       -------------------------
                                                       Richard Szefc
                                                       Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
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99.1     Press Release dated August 12, 2004 regarding The Knot, Inc.'s announcement of its financial results as of and for the quarter ended June 30, 2004.